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                      SALOMON BROTHERS INVESTMENT SERIES
                             7 World Trade Center
                           New York, New York 10048
                                (888) 777-0102

                      Supplement dated February 25, 1999
                      to the Prospectus dated May 1, 1998

  The information contained in this prospectus supplement amends and, to the extent inconsistent therewith, supersedes information contained in the Prospectus. The information contained in the Prospectus under the heading "Investment Objectives and Policies" with respect to the Small Cap Growth Fund is amended as follows:

Small Cap Growth Fund. The Small Cap Growth Fund seeks to obtain long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in securities of companies with market capitalizations at the time of purchase similar to that of companies included in the Russell 2000 Index ("Small Cap Companies"). The Russell 2000 Index includes companies with market capitalizations below the top 1,000 stocks of the equity market. As of December 31, 1998, the market capitalization of companies included in the Russell 2000 Index ranged from $4.4 million to $3.1 billion. Under normal market conditions the Small Cap Growth Fund will invest at least 65% of its total assets in equity securities of Small Cap Companies. The Small Cap Growth Fund also may invest up to 20% of its total assets in equity securities of foreign issuers. The Small Cap Growth Fund may continue to hold securities of a company whose market capitalization grows above the market capitalization of a Small Cap Company subsequent to purchase if the company continues to satisfy the other investment policies of the Fund. Up to 35% of the Small Cap Growth Fund's total assets may be invested in securities of companies that are not Small Cap Companies.

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